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                                                                    EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A into the registrant's previously filed Registration Statement File Nos. 2-97014, 33-42276, 33-62944, 333-10987,
333-53695, 333-53715, 333-73157, 333-87771, 333-87775, 333-87803, and
333-91693.



                                                         /s/ Arthur Andersen LLP


Portland, Oregon
February 2, 2000